UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

CSS Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 569-9900

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Stockholders held on August 2, 2011, the following five matters were submitted to a vote of our stockholders: (1) election of a board of seven directors; (2) a proposal to approve our 2011 Stock Option Plan for Non-Employee Directors; (3) a proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012; (4) a proposal to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers for the fiscal year ended March 31, 2011; and (5) a proposal to select, on a non-binding, advisory basis, the frequency (i.e., once every “1 year,” “2 years,” or “3 years”) of holding an advisory stockholder vote to approve the compensation paid to our named executive officers.

Each of the nominees for election to the Board of Directors was elected to serve on our Board of Directors until our 2012 Annual Meeting of Stockholders and until the election and qualification of their respective successors. The results of the vote on the election of directors are shown in the table below.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Scott A. Beaumont	8,655,112	8,956	439,853
James H. Bromley	8,289,166	374,902	439,853
Jack Farber	8,433,796	230,272	439,853
John J. Gavin	8,550,536	113,532	439,853
James E. Ksansnak	8,289,066	375,002	439,853
Rebecca C. Matthias	8,511,699	152,369	439,853
Christopher J. Munyan	8,433,465	230,603	439,853

The 2011 Stock Option Plan for Non-Employee Directors was approved by our stockholders. The results of the vote on this matter were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,136,567	519,645	7,855	439,884

Our stockholders voted to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,849,207	248,299	6,445	—

Our stockholders voted to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers for the fiscal year ended March 31, 2011. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,608,862	2,046,683	8,521	439,885

On a non-binding, advisory basis, our stockholders voted in favor of holding an advisory stockholder vote to approve the compensation paid to our named executive officers once every “one year”. The results of the vote were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
8,313,405	4,609	340,950	5,104	439,883

In light of the foregoing vote in favor of holding an advisory stockholder vote to approve the compensation paid to our named executive officers once every year, we will include such an advisory stockholder vote in our proxy materials for our Annual Meeting of Stockholders once every year until the next required vote on the frequency of holding advisory stockholder votes on the compensation paid to our named executives.

Item 8.01 Other Events.

At our Annual Meeting of Stockholders held on August 2, 2011, our stockholders approved our 2011 Stock Option Plan for Non-Employee Directors (the “2011 Plan”). As a result of such approval, in accordance with the provisions of the 2011 Plan, such plan became effective on August 3, 2011. A copy of the 2011 Plan is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	CSS Industries, Inc. 2011 Stock Option Plan for Non-Employee Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

By: /s/ William G. Kiesling
William G. Kiesling
Vice President – Legal and Human Resources
and General Counsel

Date: August 5, 2011

EXHIBIT INDEX

Exhibit	Description
10.1	CSS Industries, Inc. 2011 Stock Option Plan for Non-Employee Directors.

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